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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 25, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                            0-27423                              51-0391303
(State of incorporation)           (Commission File Number)         (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

     On June 25, 2003, Golden Telecom, Inc. ("GTI", the "Company") announced via a press release that the Company has held preliminary negotiations with Nye Telenor East Invest AS ("Telenor") regarding the possible acquisition of 100% of OAO Comincom, a wholly owned subsidiary of Telenor, in exchange for newly issued shares of GTI. The Company's press release announcing such matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On June 26, 2003, GTI announced pursuant to Securities Act Rule 135 that the Company is conducting discussions with certain of the Company's stockholders (the "Selling Stockholders") in connection with a proposed underwritten offering of the Company's Common Stock, par value $0.01, owned by the Selling Stockholder's. The Company's press release announcing such matter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     Statements made in the attached press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the ability to successfully complete any transaction and the possible problems that could arise from the integration of any acquisition, and the ability to successfully complete the offering of securities. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's periodic reports on Form 8-K filed during 2003, the Company's annual report on Form 10-K for the year ended December 31, 2002, and the company's quarterly report on Form 10-Q for the period ended March 31, 2003.

Item 7. Financial Statements and Exhibits.

 DESIGNATION               DESCRIPTION
 -----------               -----------
     99.1           Press release announcing GTI has held preliminary
                    discussions with Telenor over the possible acquisition of
                    100% of OOO Comincom in exchange for newly issued shares of
                    GTI.

     99.2 Press release announcing the proposed underwritten offering of GTI Common Stock by certain of GTI's stockholder's.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    GOLDEN TELECOM, INC.
                                    (Registrant)

                                    By:    /s/ DAVID STEWART
                                           -------------------------------------
                                    Name:  David Stewart
                                    Title: Chief Financial Officer and Treasurer
                                           (Principal Financial Officer)


Date: June 26, 2003


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                                INDEX TO EXHIBITS

 DESIGNATION               DESCRIPTION
 -----------               -----------
     99.1           Press release announcing GTI has held preliminary
                    discussions with Telenor over the possible acquisition of
                    100% of OOO Comincom in exchange for newly issued shares of
                    GTI.

     99.2 Press release announcing the proposed underwritten offering of GTI Common Stock by certain of GTI's stockholder's.